UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 28, 2019

Tilray, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-38594	82-4310622
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1100 Maughan Road Nanaimo, BC, Canada		V9X 1J2
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (844) 845-7291

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class 2 Common Stock, $0.0001 par value per share	TLRY	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01 Regulation FD Disclosure.

On August 29, 2019, Tilray, Inc., or Tilray, issued a press release announcing a definitive agreement (“the Agreement”) pursuant to which Tilray, through a wholly-owned subsidiary of High Park Holdings Ltd. (“High Park”), will acquire all of the issued and outstanding securities of 420 Investments Ltd. (“FOUR20”). A copy of the press release is attached as Exhibit 99.1 and is incorporated herein by reference.

This information contained in this Current Report on Form 8-K, including the attached Exhibit 99.1, shall be deemed “furnished” and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference to such filing.

Item 8.01 Other Events.

On August 28, 2019, Tilray entered into the Agreement pursuant to which Tilray, through a wholly-owned subsidiary of High Park will acquire all of the issued and outstanding securities of FOUR20, an adult-use cannabis retail operator headquartered in Calgary, Alberta. FOUR20 currently operates six licensed retail locations and has 16 additional high-traffic locations secured in desirable locations in Alberta, including Canmore, Calgary and Edmonton.

The purchase price under the Agreement is up to C$110M, with C$70M to be paid on closing and the remaining C$40M being subject to the achievement of performance milestones by FOUR20. The consideration will be payable in Class 2 Common Stock of Tilray. The Class 2 Common Stock of Tilray will be priced at a price per share determined based upon the volume-weighted average price of the Class 2 Common Stock of Tilray on the Nasdaq Global Select Market prior to issuance. Completion of the transaction will be subject to customary terms and conditions, including approval by FOUR20 shareholders and court approval of the arrangement. The transaction is also subject to regulatory approval. It is anticipated that the closing of the transaction will be completed by the end of Q1 2020.

Cautionary note regarding forward-looking statements:

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of the U.S. Private Securities Litigation Reform Act of 1995 and “forward-looking information” within the meaning of Canadian securities laws, or collectively, forward-looking statements. Forward-looking statements and forward-looking information in this prelease include statements with regard to the consummation of the purchase of FOUR20 by Tilray, the expansion of FOUR20’s operations beyond its currently operating stores, the achievement by FOUR20 of the performance milestones, High Park’s growth and expansion, Tilray and High Park’s distribution of adult-use cannabis products in Canada, the success of brands or products in markets or the Company’s ability to supply retailers. Forward-looking statements or forward-looking-information in this Current Report on Form 8-K may be identified by the use of words such as, “may”, “would”, “could”, “will”, “likely”, “expect”, “anticipate”, “believe, “intend”, “plan”, “forecast”, “project”, “estimate”, “outlook” and other similar expressions. Forward-looking statements are not a guarantee of future performance, future action or ability to supply global markets and are based upon a number of estimates and assumptions of management in light of management’s experience and perception of trends, current conditions and expected developments, as well as other factors that management believes to be relevant and reasonable in the circumstances, including assumptions in respect of the transaction between FOUR20 and Tilray, FOUR20 and High Park’s future growth and operations, the current and future regulatory environment, future approvals and permits (including approvals by regulatory agencies, FOUR20 shareholders and courts) and current and future market conditions. Actual results, performance or achievement could differ materially from that expressed in, or implied by, any forward-looking statements in this Current Report on Form 8-K, and, accordingly, you should not place undue reliance on any such forward-looking statements and they are not guarantees of future results. Please see the heading “Risk Factors” in Tilray’s Quarterly Report on Form 10-Q, which was filed with the Securities and Exchange Commission and Canadian securities regulators on August 13, 2019, for a list of the assumptions, uncertainties and other factors that may cause actual future results or anticipated events to differ materially from those expressed or implied in any forward-looking statements. Tilray does not undertake and specifically declines any obligation to update any forward-looking statements that are included herein, except in accordance with applicable securities laws.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description of Exhibit

99.1	Press release dated August 29, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Tilray, Inc.

Date: August 29, 2019	By:	/s/ Brendan Kennedy
Brendan Kennedy
President and Chief Executive Officer